Exhibit (4)

                         DEUTSCHE [FUND] CLASS A SHARES

Number                                                                    Shares
-----                                                                      -----

Account No.                        Alpha Code               See Reverse Side For
                                                             Certain Definitions






THIS IS TO CERTIFY THAT                     is the owner of





                                                       CUSIP ___________________


     Fully Paid and Non-Assessable Class A Shares of Common Stock of Deutsche ____________________ hereafter called the Corporation, transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Corporation and all amendments thereto, all of which the holder by acceptance hereof assents.

         This  Certificate  is not valid  unless  countersigned  by the Transfer
Agent.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                               DEUTSCHE __________________________________
                                                           Corporate Seal
                                                                1997
                                                              Maryland



/s/    Joseph Cheung                /s/ Christian Strenger
       Treasurer                        Chairman


                                     Countersigned:
                                     Federated Services Company (Boston)
                                     Transfer Agent
                                     By:


                                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM - as tenants in common                    UNIF GIFT MIN ACT-...Custodian
TEN ENT - as tenants by the entireties            (Cust)           (Minors)
JT  TEN - as joint tenants with right of          under Uniform Gifts to Minors
          survivorship and not as tenants         Act...........................
          in common                              (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
-----------------------------------------------------------------------------
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated______________________

                                      NOTICE:______________________________
                                      The   signature   to   this
                                      assignment  must correspond
                                      with  the  name as  written
                                      upon   the   face   of  the
                                      certificate     in    every
                                      particular,         without
                                      alteration  or  enlargement
                                      or any change whatever.

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One
--------

A.   The Certificate is outlined by a black one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two
--------

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.